                                                                 EXHIBIT 10.1.19

                             VOTING TRUST AGREEMENT

      THIS VOTING TRUST AGREEMENT, made and entered into at Solon, Ohio, as of the 13th day of May, 2004 by and between SARATOGA LIGHTING HOLDINGS LLC, as voting trustee (the "Voting Trustee") of the voting trust created by this Agreement, and the individuals who have purchased common stock, $.001 par value per share, of ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation (the "Company") pursuant to the Company's 2003 Equity Incentive Plan (the "Plan"), whose names are listed on Exhibit "A" attached hereto (hereinafter sometimes separately referred to as a "Shareholder" and collectively as the "Shareholders").

                              W I T N E S S E T H:

      WHEREAS, the Plan, and the awards to each of the Shareholders, provide that all of the shares of common stock, $.001 par value per share, of the Company purchased pursuant to the Plan, as set forth opposite the Shareholders' names on Exhibit "A", and any other shares delivered to the Voting Trustee (the "Shares"), be subject to the terms of this Voting Trust Agreement;

      WHEREAS, the Shareholders desire to participate in the Plan and that all of the Shares be made subject to the terms and conditions of this Agreement; and

      WHEREAS, the Shareholders deem this Agreement to be in the best interest of the Company and all of the Shareholders.

      NOW, THEREFORE, the parties hereto agree as follows:

      1.    DEPOSIT OF VOTING SHARES; ISSUANCE OF VOTING TRUST CERTIFICATES.

            (a) The Shareholders acknowledge that, pursuant to the Plan the certificate(s) evidencing all of the Shares owned by each such Shareholder (the "Share Certificates") have been deposited with Voting Trustee, together with a duly executed stock power, and that the Escrow Agent under the Plan (the "Escrow Agent") shall accept in exchange therefor a Voting Trust Certificate or Certificates representing the number of Shares purchased by such Shareholder pursuant to the Plan.

            (b)   Upon receipt of the Share Certificates pursuant to subsection
(a) of this Section, the Voting Trustee shall cause to be issued and delivered to the Escrow Agent, on behalf of each Shareholder, a Voting Trust Certificate or Certificates, substantially in the form of Exhibit "B" with the blanks therein appropriately completed, representing the number of Shares evidenced by the Share Certificates deposited for the account of each Shareholder. Voting Trust Certificates issued upon the transfer of, in exchange for, or in addition to such Voting Trust Certificates, as provided in this Agreement, shall be substantially in the form attached hereto as Exhibit "B" with such appropriate variations, omissions, and insertions as may be required.

      2. ISSUANCE OF VOTING SHARES TO THE VOTING TRUSTEE. The Voting Trustee shall cause all Share Certificates deposited with it pursuant to Section 1 above to be surrendered to and cancelled by the Company, and shall cause the Company to issue and deliver to the Voting Trustee new share certificates representing the Shares in the name of the Voting Trustee, as voting trustee, which shall contain a legend stating that the Share Certificates are issued pursuant and subject to the provisions of this Agreement. The Company's stock ledger and journal shall indicate that such share certificates are subject to the provisions of this Agreement. Except as herein provided, all share certificates issued and delivered to the Voting Trustee pursuant to this Section 2 shall at all times be and remain in the possession of the Voting Trustee or a depository designated by the Voting Trustee. The Voting Trustee shall not transfer any certificates representing Shares other than as provided in this Agreement.

      3.    RECORDS OF VOTING TRUST CERTIFICATES.

            (a) Records. The Voting Trustee shall keep or cause to be kept books of record of all Voting Trust Certificates issued pursuant to this Agreement, and shall also fix and determine a place at which such books of record shall be kept and at which Voting Trust Certificates may be transferred.

            (b) Inspection of Records of Voting Trust Certificates. Any owner of a Voting Trust Certificate shall have the right to inspect the books of record of the Voting Trust Certificates to be maintained by the Voting Trustee pursuant to subsection (a) of this Section at the place at which such records are kept at any reasonable time.

      4.    TRANSFER OF VOTING TRUST CERTIFICATES.

            (a) Transfer of Voting Trust Certificates. All transfers of Voting Trust Certificates shall be recorded on the books of record kept by the Voting Trustee. The Voting Trustee may treat the record holder of the respective Voting Trust Certificates as the absolute owner thereof for all purposes whatsoever and shall not be bound to recognize any equitable interest in or claim to any such Voting Trust Certificate or the Shares represented thereby on the part of any other party until transferred on such books of record. The Voting Trustee shall not be required to make any transfer of a Voting Trust Certificate upon such books of record except upon surrender of a Voting Trust Certificate to be transferred, properly assigned in such form as shall be acceptable to the Voting Trustee, accompanied by such evidence as the Voting Trustee may reasonably require as to the authority of any person other than the record holder thereof who may seek to effect any such transfer and as to the genuineness of the appropriate signatures. Upon each such transfer, the Voting Trust Certificates surrendered for transfer shall be cancelled and the Voting Trustee shall issue a new Voting Trust Certificate to the transferee and the transferee shall, by acceptance thereof, assent to the terms and conditions of this Agreement. Any such transferee shall be required to execute a supplemental copy of this Agreement.

            (b) Replacement of Voting Trust Certificates. In the event any Voting Trust Certificate shall become mutilated, lost, or destroyed, the Voting Trustee, under such conditions with respect to indemnity or otherwise as it, in its discretion, may prescribe, may provide for the issuance of a new Voting Trust Certificate in lieu of such lost or destroyed Voting Trust Certificate or in exchange for such mutilated Voting Trust Certificate.

      5.    POWERS AND DUTIES OF VOTING TRUSTEE.

            (a) Right to Vote. The Voting Trustee shall be entitled to exercise all shareholder rights of the Shareholders in respect of the Shares, including, but not limited to, the right to exercise the voting rights of such Shares on each matter submitted to the Company's shareholders for their vote, consent, waiver, release, or other action and the right to take part in any corporate or shareholders' action of the Company, whether ordinary or extraordinary, by proxy or otherwise. The right of the Voting Trustee to exercise the voting rights of the Shares in accordance with the terms hereof includes, but is not limited to, the exercise of voting rights relating to fixing the number and the election of directors of the Company, the changing of the Company's capital structure, the amendment of the Company's Articles of Incorporation or Code of Regulations, the reclassification of the Shares, the purchase of assets by the Company, and the merger, consolidation, liquidation or dissolution of the Company. The owners of Voting Trust Certificates shall not have any right under such Voting Trust Certificates or under this Agreement or otherwise, to exercise the voting rights of such Shares or to take part in any corporate or shareholders' action or to do or perform any act or thing that shareholders of the Company are now or may hereafter become entitled to do or to perform, for so long as the Shares owned by each such Shareholder are held by the Voting Trustee, except to receive cash dividends and distributions when declared and paid and to review the books and records of the Company during normal business hours. Notwithstanding anything to the contrary, the Voting Trustee shall not have the right to sell or otherwise transfer the Shares of any Shareholder.

            (b) Discretion of Voting Trustee. In exercising the voting rights of the Shares, or in doing any act with respect to the control or management of the Company or its affairs, or otherwise acting hereunder, the Voting Trustee shall be free to exercise its full discretion. Notwithstanding anything to the contrary, the Voting Trustee shall not have the right to sell or otherwise transfer the Shares of any Shareholder.

            (c) Acting as Director or Officer. The Voting Trustee, or any representative of the Voting Trustee, may act as a director, an officer or an employee of the Company and may vote for itself as such and may have an ownership interest in the Company. The Voting Trustee, or any person with whom or which it may be associated, or any entity of which it may be a member, or any corporation of which it may be a shareholder, director, or officer, may contract with the Company or otherwise have a financial interest in any matter or transaction to which the Company may be a party or in which the Company may be in any way concerned, as though it were not Voting Trustee, but otherwise subject to law.

            (d) Compensation. The Voting Trustee shall serve without compensation. The Voting Trustee shall be reimbursed for all reasonable expenses, disbursements and advances incurred or made by the Voting Trustee in performance of its duties hereunder. The owners of the Voting Trust Certificates agree to reimburse and indemnify the Voting Trustee for all reasonable claims, expenses, and liabilities incurred by it in connection with the discharge of its duties under this Agreement. Any such claims, expenses, or liabilities shall be charged to the

Voting Trust Certificate owners, pro rata, and may be deducted from dividends or other distributions to them, or may be made a charge payable as a condition to the delivery of Share Certificates following the surrender to the Voting Trustee of the Voting Trust Certificates, and the Voting Trustee shall be entitled to a lien therefor on the Shares, funds, or other property in its possession. The Voting Trustee shall disclose in reasonable detail on an annual basis, all reimbursements received for reasonable expenses, disbursements, advances incurred or made by the Voting Trustee in performance of its duties hereunder.

            (e) Immunities of the Voting Trustee. The Voting Trustee shall incur no responsibility in its capacity as voting trustee, as a shareholder, or otherwise, by reason of any error of judgment or mistake of law or other mistake, for any act or omission of any agent or attorney, for any misconstruction of this Agreement, or for any action of any sort taken or omitted hereunder or believed by it to be in accordance with the provisions and intent hereof or otherwise, except solely for its own individual willful misconduct. In the discharge of its duties hereunder, the Voting Trustee shall be fully protected in acting in reliance upon any instrument, document, or paper believed by it to be genuine and to have been executed by the proper parties; and, shall likewise be fully protected in issuing any Voting Trust Certificate or in taking or refraining from taking any action hereunder in reliance upon any certificate or certificates purporting to be duly signed, as to the existence or non-existence of any fact or facts or the performance or non-performance of any act or acts, and may accept as conclusive any statement made in any such certificate. The Voting Trustee shall not be required to give bond or security for the discharge of its duties under this Agreement. The Voting Trustee, may in its discretion, consult with counsel to be selected by it and shall incur no liability in respect of any action taken on the advice of any such counsel.

            (f) Dividends. The record owner of each Voting Trust Certificate shall be entitled to receive his pro rata share of any dividends paid or distributed by the Company upon the Shares represented by the Voting Trust Certificates and all other corporate distributions made by the Company in respect of such Voting Shares; provided, however, that, if any such dividend or distribution includes shares of capital stock of the Company with voting rights, the certificates representing such shares of stock shall be deposited with the Voting Trustee subject to the terms of this Agreement, and the owner of the Voting Trust Certificate evidencing the Shares upon which such dividend or distribution is made shall be entitled to receive new Voting Trust Certificates representing such newly-deposited shares of capital stock with voting rights.

            The record date fixed by the Company for the purpose of the payment of any dividend or for the making of any other distribution shall be the record date for the purpose of payment or distribution to the owners of Voting Trust Certificates, and whenever any such record date shall be fixed, the owners of record of Voting Trust Certificates at the date so fixed shall exclusively be entitled to participate in the payment or distribution. Upon receipt by the Voting Trustee of any dividend or other distribution in respect of any Shares held by the Voting Trustee, the Voting Trustee shall promptly distribute the funds or property so received by it to the owners of Voting Trust Certificates to whom such funds or property should have been distributed by the Company if the foregoing provisions hereof had been observed.

            Notwithstanding the foregoing provisions of this Section 5, if the Company shall reclassify its Shares, reorganize, sell all or substantially all of its assets with or without dissolution, consolidate with or merge into another corporation, or if another corporation shall merge into the Company, the shares of capital stock into which the Shares then on deposit hereunder shall be reclassified and any shares of capital stock issued in exchange or substitution for the Shares then on deposit hereunder shall, if they are non-voting shares, be distributed in accordance with the provisions of this Agreement directly to the record owners of outstanding Voting Trust Certificates, issued in respect of such Shares; or, if they are voting shares, they shall become subject to the terms and conditions of this Agreement as if such voting shares had been originally deposited hereunder, and shall be deposited with the Voting Trustee, and the owner of outstanding Voting Trust Certificates shall be entitled to receive new Voting Trust Certificates representing such newly deposited shares of capital stock with voting rights.

            (g) Deductions for Distributions. There shall be deducted and withheld from every distribution of every kind under this Agreement any taxes, assessments, or other charges that may be required by law to be deducted or withheld, as well as expenses and charges incurred pursuant to Section 5(d), to the extent that the expenses and charges remain unpaid or unreimbursed.

      6.    RESIGNATION OF VOTING TRUSTEE.

            (a) Resignation of Voting Trustee. The Voting Trustee may at any time resign by delivering to the owners of the Voting Trust Certificates and Pledged Shares, its resignation in writing, to take effect not less than ten
(10) days after delivery. Promptly following the effectiveness of such resignation, the Voting Trustee shall transfer any property held by the Voting Trustee to the successor Voting Trustee.

            (b) Successor Voting Trustee. If, for any reason the Voting Trustee ceases to be Voting Trustee, a successor Voting Trustee shall be designated within 45 days of notice of the resignation of the Voting Trustee. Saratoga Lighting Holdings LLC, its successors or assigns, may designate the successor Voting Trustee. If Saratoga Lighting Holdings LLC, its successors or assigns, fails to so designate a successor Voting Trustee within 60 days following notice of the resignation of the Voting Trustee, any Shareholder may petition any court of competent jurisdiction in the County of Cuyahoga, State of Ohio for appointment of a successor Voting Trustee. Upon acceptance of designation as successor Voting Trustee, the successor Voting Trustee shall have all of the rights and duties of the Voting Trustee hereunder.

      7.    TERMINATION.

            (a) Duration. Except as otherwise provided in Sections 7(b), this Agreement shall terminate on the earliest of: (i) January 20, 2014; (ii) the date upon which all of the Shares are acquired by the Company and/or any shareholders of the Company that are not a party to this Agreement, or (iii) the occurrence of a Major Event, as defined in the Plan.

            (b) Termination By Voting Trustee. This Agreement may, at any time, be terminated by the Voting Trustee. Written notice of such termination shall be given by the

Voting Trustee to all of the owners of the outstanding Voting Trust Certificates pursuant to the provisions of Section 8 of this Agreement. Such notice shall specify the time and manner of delivery of certificates representing Shares following the surrender and cancellation of the respective Voting Trust Certificates as described in Section 7(c) below.

            (c) Obligations of Voting Trustee Upon Termination or Transfer. Upon the termination of this Agreement, the owners of the Voting Trust Certificates shall surrender their respective Voting Trust Certificates to the Voting Trustee or, upon the Voting Trustee's death or disability, the Secretary of the Company who shall deliver to the Company the certificates representing Shares, and the Secretary of the Company shall then issue or cause to be issued certificates representing the Shares to the appropriate respective owners of the Voting Trust Certificates. If, at the expiration of four months after termination of this Agreement, any Voting Trust Certificate shall not have been surrendered to the Voting Trustee it may, in its discretion, and if acceptable to the Secretary of the Company, deliver the certificates representing such Shares to the Secretary of the Company to be held by the Company for the owners of any such Voting Trust Certificates to be delivered to such owners upon surrender of their respective Voting Trust Certificates, whereupon all responsibilities of the Voting Trustee with respect thereto shall cease. Notwithstanding the termination of this Agreement, the Voting Trustee shall thereafter have the power to take or cause to be taken such further and other action as it may deem necessary or desirable to conclude promptly the duties imposed upon it in this Agreement; provided however, that after the termination of this Agreement, it shall have no authority to exercise any voting rights of the Shares.

      8.    NOTICE.

            (a) Notice to Owners of Voting Trust Certificates and Pledged Shares. All notices to be given to owners of Voting Trust Certificates may be given by personally delivering or mailing the same to such record owners at the last addresses furnished in writing by such owners to the Voting Trustee, and any notice when so delivered or mailed shall be considered as served on the respective owners of Voting Trust Certificates.

            (b) Notice to Voting Trustee. Any notice required or permitted to be given hereunder to the Voting Trustee shall be given by personally delivering or mailing the same to Saratoga Lighting Holdings LLC, c/o Julie Byrne, Secretary, Advanced Lighting Technologies, Inc., 32000 Aurora Road, Solon, OH 44139, or such other address as shall be furnished in writing by the Voting Trustee to the owners of Voting Trust Certificates.

      9. PAYMENT OF TAXES. If at any time any tax is payable by the Voting Trustee in respect of the ownership of the Voting Shares held by it or in respect of any dividends, distributions, or other rights in respect of the Shares, the tax may be paid out of any assets of the Voting Trust created by this Agreement or any dividends or distributions received by the Voting Trustee; provided, however, that the Voting Trustee shall be fully reimbursed by the Shareholders, on a pro rata basis based upon Share ownership, for any such payments by the Voting Trustee not satisfied out of the assets of the Voting Trust or dividends or distributions received by the Voting Trustee.

      10. AMENDMENT. If, at any time, the Voting Trustee shall deem it desirable to amend this Agreement in any respect, it shall give notice of such proposed amendment to the owners of the outstanding Voting Trust Certificates. Such amendment shall become effective upon the written consent of the owners of a majority in interest of the outstanding Voting Trust Certificates based on the number of Shares represented by such Voting Trust Certificates or at a meeting of Shareholders. If the Voting Trustee deems it desirable to have a meeting to approve any proposed amendment, the Voting Trustee shall give notice, which shall be in writing and be given at least fifteen (15) days prior to the proposed meeting, shall state that the purpose of the meeting is to consider the amendment of this Agreement and shall be accompanied by a copy of the proposed amendment. If at such meeting the proposed amendment or any modification thereof shall be approved by the owners of a majority in interest of the outstanding Voting Trust Certificates based on the number of Shares represented by such Voting Trust Certificates, a certificate to that effect shall be made and verified by a Secretary elected at such meeting and filed with the Voting Trustee. Upon such written consent or approval and the filing of such written consents or said certificate with the books of record kept by the Voting Trustee, the proposed amendment or modification thereof shall become a part of this Agreement with like force and effect as if originally incorporated herein.

      11.   MISCELLANEOUS.

            (a) Acceptance by Voting Trustee. The Voting Trustee accepts the trust hereunder and agrees to perform the same upon the terms and conditions hereof.

            (b) Parties to Agreement. This Agreement shall be binding upon and shall operate for the benefit of the Shareholders and the Voting Trustee and their respective heirs, estates, personal representatives, successors and permitted assigns, and shall be binding upon any transferee of Shares or Voting Trust Certificates from a Shareholder. The name of any transferee of Shares or Voting Trust Certificates from a Shareholder shall be added or be deemed to be added to the attached Exhibit "A" and such persons shall be considered Shareholders for purposes of this Agreement.

            (c) Entire Agreement. This Agreement contains the entire understanding among the parties and supersedes any prior understanding and agreements between them respecting the within subject matter hereof. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.

            (d) Survival. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators successors, and assigns of the parties hereto.

            (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument. The execution by any one party of any counterpart shall be sufficient execution by that party, whether or not the same counterpart has been executed by any other party.

            (f) Fractional Shares. Whenever necessary, the Voting Trustee may issue Voting Trust Certificates for fractional Shares.

            (g) Gender; Number. Whenever the context of this Agreement requires, the masculine gender includes the neuter or feminine, and the singular number includes the plural.

            (h) Governing Law. The validity of this Agreement or any part hereof, and the interpretation and enforcement of all provisions hereof, shall be governed by and construed and enforced in accordance with the laws of the State of Ohio.

            (i) Invalidity. The invalidity of any term or provisions of this Agreement shall not affect the validity of the remainder of this Agreement and this Agreement shall be enforced to the greatest extent permitted by law.

            (j) Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have signed the attached counterpart signature pages of this Agreement as of the day and year first above written.

          (Agreement and Signature Lines Continue on Following Pages)

      This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Saratoga Lighting Holdings, LLC, Voting Trustee, and certain Shareholders of the Company as of the date first above written. The undersigned parties hereby agree to be bound by the terms thereof.

                                        VOTING TRUSTEE:

                                        SARATOGA LIGHTING HOLDINGS LLC
                                        By: Saratoga Management Company LLC, as
                                                 Managing Member

                                        By: /s/ Richard A. Petrocelli
                                           --------------------------------
                                        Name: Richard A. Petrocelli
                                        Title: Treasurer

                                        Date: May 13, 2004

      This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Saratoga Lighting Holdings, LLC, Voting Trustee, and certain Shareholders of the Company as of the date first above written. The undersigned parties hereby agree to be bound by the terms thereof.

                                        SHAREHOLDER:

                                        /s/ Wayne R. Hellman
                                        ----------------------------------------
                                            WAYNE R. HELLMAN

                                        Date: May 3, 2004

      This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Saratoga Lighting Holdings, LLC, Voting Trustee, and certain Shareholders of the Company as of the date first above written. The undersigned parties hereby agree to be bound by the terms thereof.

                                        SHAREHOLDER:

                                        /s/ Sabu Krishnan
                                        ----------------------------------------
                                           SABU KRISHNAN

                                        Date:              , 2004
                                              -------------

      This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Saratoga Lighting Holdings, LLC, Voting Trustee, and certain Shareholders of the Company as of the date first above written. The undersigned parties hereby agree to be bound by the terms thereof.

                                        SHAREHOLDER:

                                        /s/ James Schoolenberg
                                        ----------------------------------------
                                            JAMES SCHOOLENBERG

                                        Date: March 11, 2004

      This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Saratoga Lighting Holdings, LLC, Voting Trustee, and certain Shareholders of the Company as of the date first above written. The undersigned parties hereby agree to be bound by the terms thereof.

                                        SHAREHOLDER:

                                        /s/ Leroy Bartolomei
                                        ----------------------------------------
                                            LEROY BARTOLOMEI

                                        Date: March 11, 2004

      This page constitutes a counterpart signature page to the Voting Trust Agreement made and entered into by and among Saratoga Lighting Holdings, LLC, Voting Trustee, and certain Shareholders of the Company as of the date first above written. The undersigned parties hereby agree to be bound by the terms thereof.

                                        SHAREHOLDER:

                                        /s/ Wayne Vespoli
                                        ----------------------------------------
                                            WAYNE VESPOLI

                                        Date: March 10, 2004

                                    EXHIBIT A

SHAREHOLDERS                      NUMBER OF SHARES
------------                      ----------------
Wayne R. Hellman                        38.55
Sabu Krishnan                           27.53
James Schoolenberg                      16.52
Leroy Bartolomei                        11.01
Wayne Vespoli                            5.51

                                    EXHIBIT B

                            VOTING TRUST CERTIFICATE

                      ADVANCED LIGHTING TECHNOLOGIES, INC.

No. _________________                                         _________Shares of
                                                                    Common Stock

      SARATOGA LIGHTING HOLDINGS LLC, the Voting Trustee under that certain Voting Trust Agreement dated ________________ ____, 2004 (the "Agreement"), having received certain shares of common stock of Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company") pursuant to the Agreement, hereby certifies that _________________________ will be entitled to receive a certificate for ________ fully paid shares of common stock, par value $.001 per share, of the Company, on the expiration or termination of the Agreement.

      IN WITNESS WHEREOF, the Trustee has executed this Certificate ____________ this day of ________________, 2004.

                                        SARATOGA LIGHTING HOLDINGS LLC

                                        By: _____________________

                                        Title: __________________


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